UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934

September 15, 2006
Date of Report (date of Earliest Event Reported)

ELINEAR, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-27418	76-0478045
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2901 WEST SAM HOUSTON PARKWAY NORTH, SUITE E-300
HOUSTON, TEXAS 77043
(Address of principal executive offices and zip code)

(713) 896-0500
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Item 1.03. Bankruptcy or Receivership.

    On September 15, 2006, eLinear, Inc. (the “Company") filed a voluntary petition in the United States Bankruptcy Court for the Southern District of Texas, Houston Division, seeking relief under Chapter 7 of the United States Code. An order for relief was entered on September 15, 2006. The proceeding has been assigned Case No. 06-34810-H5-7. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Item 8.01  Other Events.

    On September 19, 2006, the Company shall cease to trade on the American Stock Exchange. The Company is not aware if its securities will trade on, or if a market will be made in, the over the counter market.

Item 9.01 Financial Statement and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

99.1 Press release dated September 18, 2006

[THE SIGNATURE PAGE FOLLOWS.]

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELINEAR, INC

Date: September 18, 2006     By: /s/ Carl A. Chase
Title: Chairman